Ivy Funds

Supplement dated August 18, 2020 to the

Ivy ProShares Index Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020, June 30, 2020 and July 31, 2020

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy ProShares MSCI ACWI Index Fund on page 32:

Portfolio Managers

Scott Hanson, Portfolio Manager of ProShare Advisors, has managed the Fund since its inception in April 2017, and Alexander Ilyasov, Senior Portfolio Manager of ProShare Advisors, has managed the Fund from April 2017 until February 2019, and since August 2020.

Effective immediately, the following replaces the first sentence of the “The Management of the Funds — Portfolio Management — Ivy ProShares MSCI ACWI Index Fund” section on page 53:

Ivy ProShares MSCI ACWI Index Fund: Scott Hanson and Alexander Ilyasov are jointly and primarily responsible for the day-to-day management of the Fund.

Effective immediately, the following replaces the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy ProShares MSCI ACWI Index Fund” section on page 53:

Mr. Ilyasov has held his Fund responsibilities since August 2020 and was previously portfolio manager of this Fund from April 2017 until February 2019. Biographical information for Mr. Ilyasov is listed above under The Management of the Funds — Portfolio Management — Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund.

Supplement	Prospectus	1